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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 25, 2006

                            PRO-FAC COOPERATIVE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

            0-20539                                       16-6036816
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   (Commission File Number)                    (IRS Employer Identification No.)


      590 WillowBrook Office Park, Fairport, New York              14450
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (585) 218-4210
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              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Section 7 - Regulation FD

Item 7.01.  Regulation FD Disclosure.

Pro-Fac Cooperative, Inc. today issued a press release announcing its intention to explore opportunities and business structures to preserve the supply of raw products by western New York growers in light of Birds Eye Foods, Inc.'s announcement today that it will concentrate on its branded businesses and sell certain of its production facilities.

Reference is hereby made to the press release of Pro-Fac Cooperative, dated July 25, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits:


     99.1       Press Release issued by Pro-Fac Cooperative, Inc., dated
                July 25, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PRO-FAC COOPERATIVE, INC.


July 25, 2006                   By:      /s/ Stephen R. Wright
                                   -----------------------------------
                                Stephen R. Wright, Chief Executive Officer,
                                Chief Financial Officer, General Manager and
                                Secretary
                                (Principal Executive Officer and Principal
                                Financial Officer)



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